Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

To: Jon Doe
From: Figure Markets <no-reply@mail.figuremarkets.com>
Subject: Ready to earn competitive yield?


FIGURE | Markets

Figure Markets Newsletter

The end of the quarter is almost here, and we're ready to help you finish 2026 with the financial strategy that is best for you.

Competitive yield with growing opportunities to capitalize can put your cash flows to work. Plus, access the liquidity you need with crypto loans – sooner rather than later. Figure was named the best USA regulated crypto loans with low interest rates by The Block!

Open the app

Start earning competitive yield right away

Earn up to 9.15% yield[1] through Democratized Prime today. Choose your desired lending pool in the Figure Markets app, deposit funds, and you'll be on your way.

Plus, with our new Live Rates structure, you no longer have to wait for your offer to get matched and start earning:

- **No rate-setting.** The pool rate adjusts automatically based on supply and demand, so you always earn the market rate.
- **Proportional utilization.** Every lender's offer is used based on its size relative to the total offers. No more waiting to see if your offer gets picked up.
- **Enter and exit pools in seconds.** Your funds are put to work right away—no delays for offers to be entered, matched, or exited.

Start earning today

YLDS is growing. Here's how you can capitalize on it

With EDX Markets and Komainu announcing support for YLDS, this SEC-registered, yield-bearing stablecoin has a lot to offer. YLDS is pegged 1:1 to the dollar and accrues interest daily.

How does YLDS earn interest?

Figure Certificate Company aims to invest substantially all reserves in short-term U.S. government securities (referred to as U.S. Treasuries) and short-term U.S. Treasury Repos. The yield YLDS pays to holders comes from the income generated by these underlying investments.

Learn more

How does Democratized Prime work?

Curious how Democratized Prime earns you institutional-grade yield while mitigating risk?

Sign up for our webinar to learn more about investing, yield, and how Democratized Prime works. For more information in the meantime, check out our blog.

Sign up now

Where in the world is Figure Markets?

The Figure Markets team is headed to Asia! Our team will be in Singapore for multiple events during Token2049, as well as in attendance at Korea Blockchain Week. We would love to see you there!

If you would like to attend any of our events, please RSVP via Luma:

- Stellar x Figure: Morning Minute
- Allium x Figure Happy Hour
- Stellar x Figure VIP Dinner

To keep track of future and additional event announcements, make sure you're following us on X and LinkedIn for invites, updates, and more.

Have questions? We're here to help! support@figuremarkets.com (888) 851-4883

FIGURE | Markets

650 California, Suite 200
San Francisco CA 94108

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Digital currency is not legal tender, is not backed by the government, and collateral accounts are not subject to FDIC or SIPC protections.

The term "SEC Registration" is not meant to imply that the company or any of its services has been approved by the U.S. Securities and Exchange Commission.

Investment products: Not FDIC Insured, No Bank Guarantee, May Lose Value.

YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates. As a subsidiary of Figure Markets Holdings, Inc., FCC is (absent exclusion or exemption) required to comply with certain limits on its activity, including investment and/or trading limitations on its portfolio and other limitations under applicable securities laws. FCC is not a bank, and the securities it offers are not deposits or obligations of, or backed or guaranteed or endorsed by, any bank or financial institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The Certificates are not an insurance company product, an equity investment, FCC's qualified assets on deposit may exceed the deposit amounts required by applicable regulations. If there are losses on FCC's assets, FCC

may not have sufficient resources to meet its obligations, including making interest and/or principal payments on your certificates. Most of FCC's assets are debt securities and are subject to risks including credit risk, interest rate risk and prepayment and extension risk. You could lose money by investing in the Stablecoin. Although the Stablecoins seeks to preserve the value of your investment at $0.01 per share, it cannot guarantee it will do so. You should consider the investment objectives, risks, charges and expenses of certificates carefully before investing. Download a free prospectus, which contains this and other important information about our certificates. Read the prospectus carefully before you invest. Figure Certificate Company Prospectus available here.

Figure Payments Corporation offers to self-directed investors and traders cryptocurrency brokerage services under the brand name, "Figure Markets". It is neither licensed with the SEC or the CFTC nor is it a Member of NFA. Figure Payments Corporation's NMLS ID number is 2033432, and is located at 100 West Liberty Street, Suite 600, Reno, NV., 89501. You can verify Figure Payments licensing status at the NMLS Consumer Access website. Click here for Figure Payment's state license and regulatory disclosures.

Democratized Prime yields are a product of Borrower Supply and Lender Demand within the decentralized lending smart contract and are subject to change. **Rates are not guaranteed.** More information can be found by reviewing the Democratized Prime Smart Contract Addendum at https://www.figuremarkets.com/disclosures/Democratized_Prime_Smart_Contract_Pool_Addendum/

Figure Markets Holdings, Inc., Figure Certificate Company, and Figure Payments Corporation are each wholly owned subsidiaries of Figure Technology Solutions, Inc. Products and services of all of these entities are offered under the Figure Markets brand. NOTE FOR INVESTORS: When applying for accounts, subscriptions, products and services, it is important that you know which company you will be dealing with. Please click here for further important information explaining what this means.

[1] Rates are not guaranteed and are subject to change.